UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2003– September 30, 2004

Item 1: Reports to Shareholders

Vanguard® Morgan™ Growth Fund

September 30, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	FUND PROFILE
7	GLOSSARY OF INVESTMENT TERMS
8	PERFORMANCE SUMMARY
9	YOUR FUND'S AFTER-TAX RETURNS
10	ABOUT YOUR FUND'S EXPENSES
12	FINANCIAL STATEMENTS
26	ADVANTAGES OF VANGUARD.COM

SUMMARY

• During the fiscal year ended September 30, 2004, the Investor Shares of Vanguard Morgan Growth Fund returned 11.0%, besting the returns of the fund’s peer-group average and benchmark index.

• Superior stock selection in the consumer discretionary sector helped the fund outpace its benchmark index.

• The stock market, particularly growth stocks, retreated somewhat in the second half of the period, relinquishing some of the gains of the first half.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

After making remarkable gains in the first half of the fiscal year, equities retreated somewhat in the latter half, but still held their own. During the 12 months ended September 30, 2004, the Investor Shares of Vanguard Morgan Growth Fund returned 11.0%, a solid result in both absolute and relative terms.

As the table below shows, the fund outpaced its benchmark, the Russell 3000 Growth Index, as well as the average return from competing mutual funds. Superior stock selection in the consumer discretionary sector boosted your fund’s relative returns. However, with growth stocks in general lagging value stocks during the period, the fund’s return was lower than the broad U.S. market’s return of 14.8%, as measured by the Dow Jones Wilshire 5000 Composite Index. Total returns are based on capital change plus reinvested distributions. For details on your fund’s change in share price and distributions, please refer to the table on page 5. If you hold the fund in a taxable account, you may wish to review the fund’s after-tax returns on page 9.

2004 Total Returns	Fiscal Year Ended September 30
Vanguard Morgan Growth Fund
Investor Shares	11.0%
Admiral Shares	11.2
Russell 3000 Growth Index	7.8
Average Multi-Cap Growth Fund*	9.6
Dow Jones Wilshire 5000 Index	14.8

  *Derived from data provided by Lipper Inc.

STOCKS FARED WELL, THEN COOLED OFF

A strong rally in U.S. stock prices from the beginning of fiscal 2004 through February produced solid gains for most major indexes. These advances were fueled by solid corporate earnings growth and a slew of economic reports suggesting robust growth and job-market

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

improvement. However, despite volatility during the final seven months of the period—from March through September—most indexes saw relatively little change. The earlier enthusiasm for stocks wore thin, as economic reports turned less favorable and the economy showed the strain of rising crude-oil prices.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

For the first half of the period, the continued decline in yields boosted bond prices and returns. In April, however, yields began to march higher as reports showed higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 3.94%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.12%.

Market Barometer		Average Annual Total Returns Periods Ended September 30, 2004
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	13.9%	4.7%	-0.7%
	Russell 2000 Index (Small-caps)	18.8	13.7	7.4
	Dow Jones Wilshire 5000 Index	14.8	6.1	0.0
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	23.1	11.4	0.5

Bonds	Lehman Aggregate Bond Index	3.7%	5.9%	7.5%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.6	5.8	6.8
	Citigroup 3-Month Treasury Bill Index	1.0	1.4	3.0

CPI	Consumer Price Index	2.5%	2.1%	2.5%

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7% for the 12 months. Corporate bonds continued to offer competitive returns relative to their government counterparts. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.76 percentage point in the second six months in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The T-bill, which yielded 0.94% at the start and midpoint of the fiscal year, yielded 1.70% as of September 30.

SUPERIOR STOCK SELECTION BOOSTED PERFORMANCE

The Morgan Growth Fund had a solid fiscal year, outpacing the Russell 3000 Growth Index by more than 3 percentage points and recording positive returns across all industry sectors, mostly in double-digit territory.

Among the largest individual contributors to your fund’s strong performance were technology stocks, such as Symantec and Research In Motion (the latter, for example, nearly quadrupled in price). Relative to the index, the fund also benefited from having fewer assets in certain tech issues, such as Intel, which alone fell –27%. Collectively, however, technology stocks were among the weakest performers during the fiscal year for both the fund and the index, returning 4% and –3%, respectively.

Fund Assets Managed	September 30, 2004
	$ Million	Percentage
Wellington Management
Company, LLP	$1,770	38%
Franklin Portfolio Associates, LLC	1,384	30
Vanguard Quantitative Equity Group	1,283	28
Cash Investments*	191	4

Total	$4,628	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

As a group, the investment advisors’ stock selections within the consumer discretionary sector—a broad category that includes holdings as diverse as Black & Decker, Mandalay Resort Group, Staples, and Yahoo!—contributed the most to the fund’s performance, both on an absolute basis and relative to the index. As one of the fund’s two largest sector weightings, consumer discretionary holdings returned 20%, versus a 12% return for the index sector.

Morgan Growth also outpaced the average competing multi-cap growth fund during the 12 months, though by a smaller margin than the fund beat its benchmark. Certainly helping performance is your fund’s propensity to be more diversified and cost-conscious than the typical growth fund, which often invests a greater proportion of its assets in more speculative issues. That diversification is further aided by your fund’s multimanager structure, to which each investment advisor contributes a complementary management style. The table above shows the percentage of fund assets managed by each advisor of the fiscal year-end.

YOUR FUND OUTPACED COMPETITORS BY WIDER MARGINS OVER THE LONG RUN

We should note that over the past fiscal period, the environment favored your fund’s growth-at-a-reasonable-cost approach relative to benchmarks. As the table below shows, the advisors also added value through their respective strategies and implementation over the past decade across a variety of market environments. As a result, the fund outdistanced its two comparative standards by fairly wide margins, though it lagged the broad market.

The advisors’ jobs were made easier by Vanguard’s low costs. The expense ratios for all of our funds (operating costs as a percentage of average net assets) are typically a fraction of the average for peer fund groups. Even the most talented asset managers would find it difficult to overcome the headwind of high expenses to log above-average results, year in and year out.

Total Returns	Ten Years Ended September 30, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
Morgan Growth Fund

Investor Shares	10.6%	$27,389

Russell 3000 Growth Index	8.4	22,324

Average Multi-Cap

Growth Fund	8.7	23,054

Dow Jones Wilshire

5000 Index	10.7	27,722

Obviously, there will be times when Morgan Growth will lag its average competitor, especially when the most speculative stocks soar—as they did during the tech bubble of the late 1990s. However, we are confident that the advisors’ proven management skills, combined with Vanguard’s low costs, will help your fund continue its competitive performance over the long run.

DIVERSIFICATION STILL KEY TO SUCCESS

As diversified as your fund is relative to other growth equity funds, the fund is no substitute for investments diversified both across and within asset classes—stocks, bonds, and short-term reserves. As we’ve counseled repeatedly in our fund reports through nearly three decades of bull and bear markets, a portfolio with an asset allocation appropriate for your objectives, time horizon, and risk tolerance is always the prudent path. Staying the course may mean you’ll miss out on the latest hot stock or investment fad, but—given that the financial markets often take unpredictable turns—it also makes it more likely that you’ll reach your long-term financial goals. As part of such a balanced portfolio, the Morgan Growth Fund can play a vital role. Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 11, 2004

Your Fund's Performance at a Glance		September 30, 2003-September 30, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Morgan Growth Fund
Investor Shares	$13.34	$14.77	$0.040	$0.000
Admiral Shares	41.40	45.84	0.188	0.000

As of 9/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.

MORGAN GROWTH FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**
Number of Stocks	318	1,983	5,018
Median Market Cap	$14.3B	$36.8B	$25.7B
Price/Earnings Ratio	21.8x	24.2x	21.5x
Price/Book Ratio	3.3x	4.0x	2.7x
Yield		1.0%	1.6%
Investor Shares	0.4%
Admiral Shares	0.5%
Return on Equity	18.3%	21.9%	15.9%
Earnings Growth Rate	16.8%	12.2%	7.4%
Foreign Holdings	9.9%	0.0%	0.8%
Turnover Rate	88%	—	—
Expense Ratio		—	—
Investor Shares	0.44%
Admiral Shares	0.30%
Short-Term Reserves	3%	—	—

Volatility Measures

	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.96	1.00	0.95	1.00
Beta	0.95	1.00	1.05	1.00

Sector Diversification (% of portfolio)

	Fund	Comparative Index*	Broad Index**
Auto & Transportation	2%	2%	3%
Consumer Discretionary	23	20	16
Consumer Staples	4	8	6
Financial Services	13	12	23
Health Care	18	24	12
Integrated Oils	1	0	4
Other Energy	3	2	3
Materials & Processing	2	2	4
Producer Durables	6	5	5
Technology	20	22	13
Utilities	4	1	7
Other	1	2	4

Short-Term Reserves	3%	—	—

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	2.8%
(software)
Yahoo! Inc.	2.1
(media)
American International Group, Inc.	1.5
(insurance)
eBay Inc.	1.3
(business services)
Staples, Inc.	1.3
(retail)
Pfizer Inc.	1.2
(pharmaceuticals)
AstraZeneca Group PLC ADR	1.2
(pharmaceuticals)
Apollo Group, Inc. Class A	1.2
(education)
Nextel Communications, Inc.	1.2
(telecommunications)
Cisco Systems, Inc.	1.1
(computer hardware)

Top Ten	14.9%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

  *Russell 3000 Growth Index.
**Dow Jones Wilshire 5000 Index.

Visit our website at Vanguard.com for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 9/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

MORGAN GROWTH FUND

Cumulative Performance September 30, 1994–September 30, 2004

	Average Annual Total Returns Periods Ended September 30, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Morgan Growth Fund Investor Shares	11.03%	-1.12%	10.60%	$27,389
Dow Jones Wilshire 5000 Index	14.76	-0.05	10.73	27,722
Russell 3000 Growth Index	7.82	-6.35	8.36	22,324
Average Multi-Cap Growth Fund*	9.64	-2.99	8.71	23,054

	One Year	Since Inception**	Final Value of a $250,000 Investment
Morgan Growth Fund Admiral Shares	11.19%	-2.09%	$232,735
Dow Jones Wilshire 5000 Composite Index	14.76	-0.07	249,433
Russell 3000 Growth Index	7.82	-5.20	208,687

Fiscal-Year Total Returns (%) September 30, 1994–September 30, 2004

  *Derived from data provided by Lipper Inc.
**May 14, 2001.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004
	One Year	Five Years	Ten Years
Morgan Growth Fund Investor Shares
Returns Before Taxes	11.03%	-1.12%	10.60%
Returns After Taxes on Distributions	10.98	-2.59	8.29
Returns After Taxes on Distributions and Sale of Fund Shares	7.23	-1.47	8.25

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

Six Months Ended September 30, 2004

Morgan Growth Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$967.26	$2.10
Admiral Shares	1,000.00	967.50	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.90	$2.12
Admiral Shares	1,000.00	1,023.55	1.47

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Ratios:

Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund
Morgan Growth Fund	0.44%	0.30%	1.71%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 10 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. ..

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 9/30/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Morgan Growth Fund	Shares	Market Value^ (000)
Common Stocks (92.9%) (1)

Auto & Transportation (1.9%)
J.B. Hunt Transport Services, Inc.	555,300	$20,624
Canadian National Railway Co.	371,350	18,010
*Hyundai Motor Co.	305,000	14,065
United Parcel Service, Inc.	140,900	10,697
*Gol-Linhas Aereas
Inteligentes S.A.	314,600	6,386
FedEx Corp.	69,300	5,938
*Kia Motors Corp.	558,770	5,144
Harley-Davidson, Inc.	52,800	3,138
Expeditors International
of Washington, Inc.	25,700	1,329
Southwest Airlines Co.	86,400	1,177

		86,508

Consumer Discretionary (22.4%)
Advertising Agencies (0.4%)
*Lamar Advertising Co. Class A	285,444	11,877
Omnicom Group Inc.	94,400	6,897

Cable Television Services (0.8%)
Liberty Media Corp.	2,884,400	25,152
*British Sky Broadcasting PLC	731,600	6,345
Astro All Asia Networks PLC	3,870,500	4,970
*EchoStar Communications Corp.
Class A	17,300	538

Casinos & Gambling (1.5%)
Harrah's Entertainment, Inc.	509,300	26,983
Mandalay Resort Group	318,000	21,831
International Game Technology	389,900	14,017
*MGM Mirage, Inc.	104,700	5,198

	Shares	Market Value^ (000)
Communication & Media (0.2%) (1)
*Time Warner, Inc.	507,200	$ 8,186

Consumer Electronics (2.5%)
*Yahoo! Inc.	2,901,600	98,393
*Activision, Inc.	836,500	11,602
*Electronic Arts Inc.	87,700	4,033
Harman International
Industries, Inc.	17,200	1,853

Consumer Products (0.5%)
Gillette Co.	505,400	21,095

Cosmetics (0.1%)
Estee Lauder Cos. Class A	124,600	5,208
Avon Products, Inc.	30,500	1,332

Education—Services (1.2%)
*Apollo Group, Inc. Class A	754,486	55,357
*Career Education Corp.	24,800	705

Entertainment (0.4%)
Viacom Inc. Class B	448,300	15,045
Regal Entertainment Group
Class A	60,400	1,154
*Pixar, Inc.	6,200	489

Household Equipment & Products (0.6%)
Black & Decker Corp.	354,200	27,429

Household Furnishings (0.1%)
Leggett & Platt, Inc.	191,200	5,373

Publishing—Miscellaneous (0.1%)
The McGraw-Hill Cos., Inc.	64,900	5,172
Meredith Corp.	24,400	1,254

Publishing—Newspapers
Washington Post Co. Class B	1,310	1,205

Radio & Television Broadcasters (1.3%)
*XM Satellite Radio Holdings, Inc.	599,700	18,603
*Societe Television Francaise 1	495,000	14,042
*Univision Communications Inc.	281,100	8,886
*Westwood One, Inc.	391,500	7,740
*Radio One, Inc. Class D	321,700	4,578
Clear Channel Communications,
Inc.	128,200	3,996
*DirecTV Group, Inc.	130,822	2,301
Rent Lease Services—Consumer (0.1%)
*Rent-A-Center, Inc.	262,150	6,779

Restaurants (1.1%)
Yum! Brands, Inc.	506,200	20,582
Wendy's International, Inc.	492,700	16,555
CBRL Group, Inc.	184,300	6,650
*Starbucks Corp.	91,000	4,137
Darden Restaurants Inc.	96,200	2,243

Retail (7.2%)
Staples, Inc.	1,940,900	57,878
Wal-Mart Stores, Inc.	681,700	36,266
Abercrombie & Fitch Co.	930,000	29,295
Best Buy Co., Inc.	426,000	23,106
Home Depot, Inc.	581,600	22,799
RadioShack Corp.	795,900	22,795
Fastenal Co.	358,600	20,655
*GUS PLC	1,145,007	18,648
Limited Brands, Inc.	642,300	14,317
Lowe's Cos., Inc.	183,500	9,973
Target Corp.	211,700	9,579
Circuit City Stores, Inc.	576,500	8,844
PETsMART, Inc.	301,800	8,568
Claire's Stores, Inc.	337,700	8,456
*Barnes & Noble, Inc.	202,200	7,481
Foot Locker, Inc.	300,300	7,117
*Pacific Sunwear of
California, Inc.	210,900	4,439
*Advance Auto Parts, Inc.	127,100	4,372
The Gap, Inc.	220,600	4,125
Costco Wholesale Corp.	95,300	3,961
*AutoZone Inc.	49,800	3,847
*Kohl's Corp.	60,200	2,901
Borders Group, Inc.	96,100	2,383
Michaels Stores, Inc.	15,600	924

Services—Commercial (3.8%)
*eBay Inc.	677,100	62,253
*Accenture Ltd.	1,357,900	36,731
Cendant Corp.	898,700	19,412
*Adecco SA (Registered)	267,650	13,289
*Sirva Inc.	530,000	12,137
*Monster Worldwide Inc.	377,900	9,311
*Getty Images, Inc.	135,000	7,466
Waste Management, Inc.	214,500	5,864
*Copart, Inc.	185,200	3,506
*IAC/InterActiveCorp	89,900	1,980
Cintas Corp.	31,500	1,324
Manpower Inc.	22,000	979

Morgan Growth Fund	Shares	Market Value^ (000)
Aramark Corp. Class B	26,500	$ 640
*Allied Waste Industries, Inc.	28,671	254

Textiles-Apparel Manufacturing (0.1%)
Polo Ralph Lauren Corp.	121,000	4,401
*Coach, Inc.	40,400	1,714

Toys (0.4%)
*Marvel Enterprises Inc.	600,650	8,745
Mattel, Inc.	478,700	8,679

		1,037,199

Consumer Staples (3.3%)
PepsiCo, Inc.	693,200	33,724
The Procter & Gamble Co.	600,500	32,499
The Pepsi Bottling Group, Inc.	877,900	23,835
The Coca-Cola Co.	350,000	14,018
Anheuser-Busch Cos., Inc.	190,500	9,515
*Metro AG	191,400	8,541
Walgreen Co.	233,300	8,359
Colgate-Palmolive Co.	116,900	5,282
*Constellation Brands, Inc.
Class A	129,700	4,936
Hershey Foods Corp.	105,500	4,928
Sysco Corp.	157,700	4,718
The Clorox Co.	23,800	1,269

		151,624

Financial Services (12.0%)
American International Group,
Inc.	1,031,435	70,127
First Data Corp.	930,900	40,494
Ambac Financial Group, Inc.	459,800	36,761
Citigroup, Inc.	731,287	32,264
*Fiserv, Inc.	914,300	31,872
ACE Ltd.	698,700	27,990
Fannie Mae	408,500	25,899
Capital One Financial Corp.	319,200	23,589
UBS AG	329,300	23,160
Doral Financial Corp.	548,850	22,761
*SunGard Data Systems, Inc.	891,200	21,184
Moody's Corp.	250,800	18,371
Commerce Bancorp, Inc.	320,000	17,664
Friedman, Billings, Ramsey
Group, Inc. REIT	827,100	15,798
American Express Co.	282,500	14,537
Fidelity National Financial, Inc.	348,182	13,266
Investors Financial
Services Corp.	212,892	9,608
SEI Corp.	280,300	9,441
First Horizon National Corp.	181,300	7,861
Countrywide Financial Corp.	159,200	6,271
Synovus Financial Corp.	237,800	6,218
Automatic Data Processing, Inc.	144,300	5,962
W.R. Berkley Corp.	134,500	5,671
The Chicago Mercantile
Exchange	32,500	5,242
*E*TRADE Financial Corp.	457,400	5,224
AFLAC Inc.	124,900	4,897
Fifth Third Bancorp	99,400	4,892
SLM Corp.	109,500	4,884
IndyMac Bancorp, Inc.	132,400	4,793
*DST Systems, Inc.	106,200	4,723
H & R Block, Inc.	94,600	4,675
Federated Investors, Inc.	161,700	4,599
Progressive Corp. of Ohio	47,100	3,992
Everest Re Group, Ltd.	48,800	3,627
*CheckFree Corp.	124,400	3,442
MBNA Corp.	129,700	3,268
Jefferies Group, Inc.	68,200	2,351
New York Community
Bancorp, Inc.	107,766	2,214
RenaissanceRe Holdings Ltd.	33,000	1,702
Marsh & McLennan Cos., Inc.	30,400	1,391
Legg Mason Inc.	21,000	1,119
*Host Marriott Corp. REIT	40,300	565
Dow Jones & Co., Inc.	12,000	487
*WellChoice	8,200	306

		555,162

Health Care (18.0%)
Pfizer Inc.	1,873,140	57,318
AstraZeneca Group PLC ADR	1,368,500	56,286
Guidant Corp.	695,700	45,944
Eli Lilly & Co.	731,700	43,939
Johnson & Johnson	747,600	42,112
Medtronic, Inc.	768,100	39,864
*Forest Laboratories, Inc.	724,600	32,593
*Cephalon, Inc.	652,800	31,269
*Coventry Health Care Inc.	541,100	28,879
*Genzyme Corp.-General Division	513,800	27,956
*Medco Health Solutions, Inc.	883,300	27,294
Biomet, Inc.	558,900	26,201
*Lincare Holdings, Inc.	833,800	24,772
*Invitrogen Corp.	409,800	22,535
*ImClone Systems, Inc.	401,700	21,230
AmerisourceBergen Corp.	381,300	20,480
* Amgen, Inc.	313,000	17,741
* Gilead Sciences, Inc.	428,600	16,021
Aetna Inc.	159,300	15,919
Abbott Laboratories	356,000	15,080
*Millennium Pharmaceuticals,
Inc.	1,042,200	14,289
UnitedHealth Group Inc.	184,400	13,598

	Shares	Market Value^ (000)
*Community Health Systems, Inc.	498,500	$ 13,300
*ICOS Corp.	537,100	12,966
*Andrx Group	579,000	12,946
Universal Health Services
Class B	293,300	12,759
Bausch & Lomb, Inc.	179,300	11,914
Beckman Coulter, Inc.	209,300	11,746
Manor Care, Inc.	340,400	10,198
*MGI Pharma, Inc.	372,900	9,953
*Shionogi & Co. Ltd.	652,000	9,341
*IVAX Corp.	480,000	9,192
*Eon Labs, Inc.	416,100	9,029
*WellPoint Health Networks Inc.
Class A	68,100	7,157
*Genentech, Inc.	129,800	6,804
*Boston Scientific Corp.	147,700	5,868
*Amylin Pharmaceuticals, Inc.	272,500	5,592
Quest Diagnostics, Inc.	54,100	4,773
Cardinal Health, Inc.	105,500	4,618
HCA Inc.	118,400	4,517
*Varian Medical Systems, Inc.	130,400	4,508
Schering-Plough Corp.	170,122	3,243
*Caremark Rx, Inc.	99,600	3,194
*Celgene Corp.	53,900	3,139
Allergan, Inc.	40,800	2,960
Stryker Corp.	60,400	2,904
*Laboratory Corp. of America
Holdings	65,900	2,881
*Respironics, Inc.	40,900	2,186
*Biogen Idec Inc.	20,200	1,236
Mylan Laboratories, Inc.	65,750	1,184
*Zimmer Holdings, Inc.	12,200	964
*Barr Pharmaceuticals Inc.	21,000	870

		833,262

Integrated Oils (0.4%)
Suncor Energ	616,600	19,737
Murphy Oil	8,100	703

		20,440

Other Energy (3.0%)
Baker Hughes, Inc.	689,900	30,162
Petro-Canada	449,877	23,369
Chesapeake Energy Corp.	1,267,600	20,066
Pogo Producing Co.	334,300	15,863
XTO Energy, Inc.	374,482	12,163
Schlumberger Ltd.	144,000	9,693
BJ Services Co.	184,900	9,691
Sunoco, Inc.	70,000	5,179
Noble Energy, Inc.	86,300	5,026
*Transocean Inc.	137,000	4,902
EOG Resources, Inc.	34,200	2,252
Pioneer Natural Resources Co.	27,500	948

		139,314

Materials & Processing (1.7%)
*Kingfisher PLC	3,845,673	21,451
Sigma-Aldrich Corp.	287,200	16,658
*Energizer Holdings, Inc.	300,500	13,853
Ball Corp.	295,500	11,061
Phelps Dodge Corp.	56,500	5,200
*International Steel Group, Inc.	149,300	5,031
Worthington Industries, Inc.	214,600	4,582
Newmont Mining Corp.
(Holding Co.)	21,800	993
*Sealed Air Corp.	19,700	913
The St. Joe Co.	17,800	850

		80,592

Producer Durables (6.0%)
*LM Ericsson Telephone Co.
ADR Class B	1,617,200	50,521
*Xerox Corp.	2,070,200	29,148
*Polycom, Inc.	1,311,500	25,994
D. R. Horton, Inc.	713,750	23,632
*Lexmark International, Inc.	263,600	22,145
*Mobile Telesystems	144,700	20,980
Tektronix, Inc.	473,200	15,734
Centex Corp.	285,600	14,411
*Crown Castle International Corp.	691,000	10,282
*Thermo Electron Corp.	348,400	9,414
Lennar Corp. Class A	185,200	8,816
*American Tower Corp. Class A	450,300	6,912
*Applied Materials, Inc.	411,200	6,781
Illinois Tool Works, Inc.	67,300	6,270
*Novellus Systems, Inc.	189,100	5,028
*LAM Research Corp.	217,500	4,759
The Boeing Co.	85,900	4,434
*Alliant Techsystems, Inc.	52,100	3,152
Danaher Corp.	56,821	2,914
KB HOME	25,200	2,129
Dover Corp.	51,400	1,998

		275,454

Technology (19.3%)
Microsoft Corp.	4,763,500	131,712
*Cisco Systems, Inc.	2,897,700	52,448
*Dell Inc.	1,422,600	50,645
*Research In Motion Ltd.	561,300	42,850
*EMC Corp.	3,204,000	36,974
International Business
Machines Corp.	422,900	36,259
General Dynamics Corp.	321,600	32,835
Intel Corp.	1,585,600	31,807
*Affiliated Computer Services,
Inc. Class A	568,200	31,632
Adobe Systems, Inc.	579,400	28,663
Microchip Technology, Inc.	1,053,700	28,281

Morgan Growth Fund	Shares	Market Value^ (000)
L-3 Communications
Holdings, Inc.	393,200	$ 26,344
Autodesk, Inc.	535,100	26,022
*Cree, Inc.	786,800	24,021
*Amdocs Ltd.	1,028,300	22,448
*Network Appliance, Inc.	745,300	17,142
Analog Devices, Inc.	417,500	16,191
*Corning, Inc.	1,423,400	15,771
*Intuit, Inc.	341,600	15,509
QUALCOMM Inc.	393,800	15,374
*Red Hat, Inc.	1,190,400	14,570
*NCR Corp.	281,200	13,945
*Oracle Corp.	1,075,100	12,127
Applera Corp.-Applied
Biosystems Group	622,700	11,750
Harris Corp.	203,300	11,169
*Broadcom Corp.	365,300	9,969
Canon, Inc.	210,000	9,870
*TIBCO Software Inc.	1,124,800	9,572
Texas Instruments, Inc.	423,600	9,014
*National Semiconductor Corp.	550,300	8,524
Xilinx, Inc.	304,900	8,232
*Ingram Micro, Inc. Class A	501,700	8,077
Motorola, Inc.	440,268	7,942
PerkinElmer, Inc.	459,100	7,906
*Arrow Electronics, Inc.	297,500	6,718
*Akamai Technologies, Inc.	436,400	6,131
*Comverse Technology, Inc.	320,400	6,033
*Micron Technology, Inc.	463,000	5,570
*Avaya Inc.	393,500	5,485
*Sanmina-SCI Corp.	663,500	4,678
*MEMC Electronic Materials, Inc.	542,800	4,603
*Semtech Corp.	239,600	4,593
*Fairchild Semiconductor
International, Inc.	290,400	4,115
*Symantec Corp.	70,600	3,875
Scientific-Atlanta, Inc.	144,200	3,738
*Solectron Corp.	690,700	3,419
*Juniper Networks, Inc.	109,223	2,578
*Advanced Micro Devices, Inc.	181,100	2,354
Rockwell Automation, Inc.	49,200	1,904
*Altera Corp.	88,100	1,724
*SanDisk Corp.	39,400	1,147
*Lucent Technologies, Inc.	320,000	1,014
Maxim Integrated Products, Inc.	6,700	283
*Silicon Graphics, Inc.	43,624	62

		895,619

Utilities (3.7%)
*Nextel Communications, Inc.	2,304,700	54,944
*Cox Communications, Inc.
Class A	951,900	31,536
*Nextel Partners, Inc.	1,156,000	19,166
Kinder Morgan, Inc.	240,000	15,077
America Movil SA de CV
Series L ADR	285,000	11,124
*Comcast Corp. Class A	376,400	10,630
*AT&T Wireless Services Inc.	564,200	8,339
Sprint Corp.	330,900	6,661
*Comcast Corp. Special Class A	177,800	4,964
*UnitedGlobalCom Inc. Class A	633,717	4,734
*AES Corp.	137,600	1,375
Citizens Communications Co.	43,500	582

		169,132

Other (1.2%)
Fortune Brands, Inc.	286,500	21,227
SPX Corp.	567,800	20,100
3M Co.	91,200	7,293
*Berkshire Hathaway Inc.
Class B	1,930	5,541

		54,161

TOTAL COMMON STOCKS
(Cost $3,843,359)		4,298,467

PREFERRED STOCK (0.8%)

The News Corp. Ltd. ADR Pfd.
(Cost $33,430)	1,173,600	36,769

TEMPORARY INVESTMENTS (7.4%) (1)

Exchange-Traded Fund (1.3%)
Vanguard Index Participation
Equity Receipts
Total Stock Market	1,264,900	59,868

Money Market Fund (3.0%)
Vanguard Market
Liquidity Fund, 1.74%**	123,317,409	123,317
Vanguard Market
Liquidity Fund,
1.74%**—Note G	15,058,900	15,059

		138,376

	Face Amount (000)	Market Value^ (000)
U.S. Agency Obligations (0.3%)
Federal National Mortgage Assn.†
(2) 1.45%, 10/6/2004	$15,000	$14,996
(2) 1.58%, 10/27/2004	1,000	999

		15,995

Repurchase Agreement (2.8%)
J.P. Morgan Securities Inc.
1.88%, 10/1/2004
(Dated 9/30/2004,
Repurchase Value $130,307,000,
collateralized by Federal National
Mortgage Association,
4.50%-6.50%,
5/1/2014-9/1/2034)	130,300	130,300

TOTAL TEMPORARY INVESTMENTS
(Cost $345,185)		344,539

TOTAL INVESTMENTS (101.1%)
(Cost $4,221,974)		4,679,775

OTHER ASSETS AND LIABILITIES (-1.1%)
Other Assets—Note C		38,733
Liabilities--Note G		(90,583)

		(51,850)

NET ASSETS (100%)		$4,627,925

^See Note A in Notes to Financial Statements. *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†The issuer operates under a congressional charter; its securities neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the
   U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 97.1%
   and 3.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
 (2) Securities with an aggregate value of $15,995,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Amount (000)
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$4,927,142
Undistributed Net Investment Income	7,583
Accumulated Net Realized Losses	(764,270)
Unrealized Appreciation (Depreciation)
Investment Securities	457,801
Futures Contracts	(331)

NET ASSETS	$4,627,925

Investor Shares--Net Assets
Applicable to 278,611,035 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,114,982

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$14.77

Admiral Shares—Net Assets
Applicable to 11,189,554 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$512,943

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$45.84

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Morgan Growth Fund Year Ended September 30, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$ 29,392
Interest	2,889
Security Lending	271

Total Income	32,552

Expenses
Investment Advisory Fees—Note B
Basic Fee	4,000
Performance Adjustment	628
The Vanguard Group—Note C
Management and Administrative
Investor Shares	12,394
Admiral Shares	918
Marketing and Distribution
Investor Shares	491
Admiral Shares	73
Custodian Fees	93
Auditing Fees	20
Shareholders' Reports
Investor Shares	111
Admiral Shares	1
Trustees' Fees and Expenses	5

Total Expenses	18,734
Expenses Paid Indirectly—Note D	(1,316)

Net Expenses	17,418

NET INVESTMENT INCOME	15,134

REALIZED NET GAIN (LOSS)
Investment Securities Sold	362,992
Futures Contracts	11,775

REALIZED NET GAIN (LOSS)	374,767

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	16,891
Futures Contracts	3,084

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	19,975

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$409,876

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Morgan Growth Fund
	Year Ended September 30,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 15,134	$ 10,216
Realized Net Gain (Loss)	374,767	51,607
Change in Unrealized Appreciation (Depreciation)	19,975	706,395

Net Increase (Decrease) in Net Assets Resulting from Operations	409,876	768,218

Distributions
Net Investment Income
Investor Shares	(10,102)	(9,196)
Admiral Shares	(1,963)	(1,363)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(12,065)	(10,559)

Capital Share Transactions—Note H
Investor Shares	427,784	274,295
Admiral Shares	82,780	72,897

Net Increase (Decrease) from Capital Share Transactions	510,564	347,192

Total Increase (Decrease)	908,375	1,104,851

Net Assets
Beginning of Period	3,719,550	2,614,699

End of Period	$4,627,925	$3,719,550

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Morgan Growth Fund Investor Shares

					Year Ended
For a Share Outstanding	Year Ended September 30,			Jan. 1 to Sept. 30,	December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$13.34	$10.49	$12.71	$17.08	$22.92	$19.72

Investment Operations
Net Investment Income	.05	.04	.049	.06	.16	.14
Net Realized and Unrealized Gain (Loss)
on Investments	1.42	2.85	(2.194)	(4.38)	(2.90)	6.29

Total from Investment Operations	1.47	2.89	(2.145)	(4.32)	(2.74)	6.43

Distributions
Dividends from Net Investment Income	(.04)	(.04)	(.075)	—	(.15)	(.15)
Distributions from Realized Capital Gains	—	—	—	(.05)	(2.95)	(3.08)

Total Distributions	(.04)	(.04)	(.075)	(.05)	(3.10)	(3.23)

Net Asset Value, End of Period	$14.77	$13.34	$10.49	$12.71	$17.08	$22.92

Total Return	11.03%	27.62%	-17.04%	-25.33%	-12.51%	34.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,115	$3,329	$2,369	$3,066	$4,661	$5,066
Ratio of Total Expenses to
Average Net Assets**	0.44%	0.50%	0.48%	0.43%†	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.32%	0.31%	0.37%	0.49%†	0.73%	0.71%
Portfolio Turnover Rate	88%	91%	104%	53%	94%	65%

  *The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, 0.02%, (0.01%), and
   0.00%.
  †Annualized.

Morgan Growth Fund Admiral Shares

	Year Ended
	September 30,			May14* to Sept. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001**
Net Asset Value, Beginning of Period	$41.40	$32.58	$39.44	$50.00

Investment Operations
Net Investment Income	.212	.17	.20	.12
Net Realized and Unrealized Gain (Loss) on Investments	4.416	8.83	(6.79)	(10.68

Total from Investment Operations	4.628	9.00	(6.59)	(10.56

Distributions
Dividends from Net Investment Income	(.188)	(.18)	(.27)	—
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.188)	(.18)	(.27)	—

Net Asset Value, End of Period	$45.84	$41.40	$32.58	$39.44

Total Return	11.19%	27.73%	-16.90%	-21.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$513	$390	$246	$267
Ratio of Total Expenses to Average Net Assets+	0.30%	0.36%	0.36%	0.36%††
Ratio of Net Investment Income to Average Net Assets	0.47%	0.45%	0.49%	0.56%††
Portfolio Turnover Rate	88%	91%	104%	53

  *Inception.
**The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
  † Includes performance based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, and 0.02%.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Wellington Management Company, LLP, and Franklin Portfolio Associates, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Growth Fund Stock Index, an index of the equity holdings of the largest growth stock mutual funds, for periods prior to September 1, 2002, and their new benchmarks, the Russell 3000 Growth Index for Wellington Management Company, LLP, and the Russell Midcap Growth Index for Franklin Portfolio Associates, LLC, beginning September 1, 2002. Both benchmark changes will be fully phased in by September 2005.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $376,000 for the year ended September 30, 2004. For the year ended September 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the fund’s average net assets, before an increase of $628,000 (0.01%) based on performance.

C.   The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $647,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.   The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2004, these arrangements reduced the fund’s expenses by $1,316,000 (an annual rate of 0.03% of average net assets).

E.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2004, the fund had $13,874,000 of ordinary income available for distribution. The fund had available realized losses of $764,096,000 to offset future net capital gains of $407,979,000 through September 30, 2010, and $356,117,000 through September 30, 2011.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $457,801,000, consisting of unrealized gains of $637,424,000 on securities that had risen in value since their purchase and $179,623,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	415	$115,671	$(432)
S&P MidCap 400 Index	70	20,794	101
E-mini S&P 500 Index	22	1,226	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended September 30, 2004, the fund purchased $4,175,384,000 of investment securities and sold $3,662,402,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2004, was $14,786,000, for which the fund held cash collateral of $15,059,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

H.     Capital share transactions for each class of shares were:

	Year Ended September 30,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares

Issued	$834,387	56,464	$584,982	50,131

Issued in Lieu of Cash Distributions	9,742	672	8,854	786

Redeemed	(416,345)	(28,101)	(319,541)	(27,088)

Net Increase (Decrease)—Investor Shares	427,784	29,035	274,295	23,829

Admiral Shares

Issued	188,279	4,102	107,923	2,849

Issued in Lieu of Cash Distributions	1,611	36	1,265	36

Redeemed	(107,110)	(2,374)	(36,291)	(1,004)

Net Increase (Decrease)—Admiral Shares	82,780	1,764	72,897	1,881

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD MORGAN GROWTH FUND

This information for the fiscal year ended September 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $12,065,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Morgan, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q260 112004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2004: $20,000
Fiscal Year Ended September 30, 2003: $16,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2004: $1,685,500
Fiscal Year Ended September 30, 2003: $1,620,200

(b)        Audit-Related Fees.

Fiscal Year Ended September 30, 2004: $257,800
Fiscal Year Ended September 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)        All Other Fees.

Fiscal Year Ended September 30, 2004: $0
Fiscal Year Ended September 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

    In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

    The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

  (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)     Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Controls and Procedures.

    (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

    (a) Code of Ethics.
    (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: November 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: November 15, 2004

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: November 15, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.